UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2026

Chaince Digital Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36896	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, Floor 41, New York, NY 10020

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 678-9653

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of vthe Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value US$0.004 per share	CD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Chaince Digital Holdings Inc. (the “Company”) with the Securities and Exchange Commission on July 23, 2026 (the “Original Form 8-K”). The Original Form 8-K furnished the Company’s Notice of 2026 Annual General Meeting of Shareholders and accompanying Proxy Statement as Exhibit 99.1 and the related Proxy Card as Exhibit 99.2.

This Amendment is being filed solely to change the deadline for submitting proxies by mail or electronically in connection with the Company’s 2026 Annual General Meeting of Shareholders from 11:59 p.m. Eastern Time on August 21, 2026 to 11:59 p.m. Eastern Time on August 20, 2026. Accordingly, all references in the Proxy Statement and Proxy Card furnished with the Original Form 8-K to a voting deadline of 11:59 p.m. Eastern Time on August 21, 2026 should instead be read as referring to 11:59 p.m. Eastern Time on August 20, 2026.

Except for the change to the voting deadline described herein, the Original Form 8-K and the proxy materials furnished therewith remain unchanged.

Item 8.01. Other Events.

The deadline for submitting proxies by mail or electronically in connection with the Company’s 2026 Annual General Meeting of Shareholders, as set forth in the Proxy Statement and Proxy Card previously furnished as Exhibits 99.1 and 99.2, respectively, to the Original Form 8-K, has been changed from 11:59 p.m. Eastern Time on August 21, 2026 to 11:59 p.m. Eastern Time on August 20, 2026. Except for this change, the proxy materials remain unchanged.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2026

CHAINCE DIGITAL HOLDINGS INC.

By:	/s/ Shi Qiu
Name:	Shi Qiu
Title:	Chief Executive Officer